Offerings - Offering: 1	Oct. 09, 2025 USD ($)
Offering:
Other Rule	true
Security Type	Equity
Amount Registered	2,666,667
Proposed Maximum Offering Price per Unit	2
Maximum Aggregate Offering Price	$ 2,191,866.94
Offering Note
(1)	Rounded up to the nearest cent.
(2)

The price per share used to obtain the maximum offering amount of such common stock for the purposes of calculating the registration fee was $0.82195, the average of the high and low trading prices of the Company’s common stock as reported on the Nasdaq Capital Market on October 7, 2025.

(3)

The price per share used to obtain the maximum offering amount of such common stock for the purposes of calculating the registration fee was $0.82195, the average of the high and low trading prices of the Company’s Common Stock as reported on the Nasdaq Capital Market on October 7, 2025.